                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                               ________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): June 30, 1999


                            SAKS CREDIT CORPORATION
                            -----------------------
              (Exact Name of Registrant as Specified in Charter)


Delaware                      333-28811                63-1228533
---------                     -----------              ----------
(State or Other               (Commission              (IRS Employer
Jurisdiction of               File Number)             Identification No.)
Incorporation)

                140 Industrial Drive, Elmhurst, Illinois 60126
             ----------------------------------------------------
        (Addresses of Principal Executive Offices, including Zip Code)

                                (630) 516-8080
                 ---------------------------------------------
             (Registrant's Telephone Number, including Area Code)

  Proffitt's Credit Corporation, P.O. Box 20080, Jackson, Mississippi  39289
-------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.    Other Events.
------     ------------

     As of June 30, 1999, pursuant to a merger and consolidation, Saks Credit Corporation succeeded Proffitt's Credit Corporation and became the Transferor, pursuant to the Master Pooling and Servicing Agreement dated of August 21, 1997, as amended, among Saks Credit Corporation (as successor to Proffitt's Credit Corporation), as Transferor, Saks Incorporated, as Servicer, and Norwest Bank Minnesota, National Association, as Trustee.
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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        SAKS CREDIT CORPORATION
                                        (Registrant)



                                         /s/ Charles J. Hansen
                                        -----------------------------
                                             Charles J. Hansen
                                             Senior Vice President



Date:  July 13, 1999